Exhibit 99.1

         Concord Camera Corp. Announces Voluntary Delisting from NASDAQ

January 30, 2009 (Hollywood, FL) - Concord Camera Corp. (the "Company") (NASDAQ:LENS) announced today that it has notified the NASDAQ Stock Market ("NASDAQ") of its intent to delist its common stock from the NASDAQ Global Market. The Company currently anticipates that, on or about February 9, 2009, it will file with the Securities and Exchange Commission and NASDAQ a Form 25 relating to the delisting of its common stock. The Company expects that trading in the Company's common stock will be suspended on the date the Form 25 is filed, with the official delisting of its common stock becoming effective ten days thereafter. Accordingly, the Company anticipates that trading of its common stock on the NASDAQ Global Market will be suspended on or about February 9, 2009 and that its common stock will be delisted from the NASDAQ Global Market on or about February 19, 2009.

As previously announced, the Company's shareholders approved the dissolution and liquidation of the Company (the "Plan of Liquidation") at the Annual Meeting of Shareholders on December 18, 2008. Pursuant to the Plan of Liquidation, the Company has initiated the process to dissolve the Company's corporate existence in the State of New Jersey and intends to sell and monetize or otherwise dispose of its non-cash assets, satisfy or settle its remaining liabilities and obligations, including contingent liabilities and claims, and make one or more distributions to its shareholders of cash available for distribution. The execution of the Plan of Liquidation will be completed as soon as practicable.

Cautionary Statement About Forward Looking Statements

The statements contained in this press release that are not historical facts are "forward looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995), which can be identified by the use of forward-looking terminology such as: "estimates," "projects," "anticipates," "expects," "intends," "believes," "plans," "forecasts" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The Company's actual results could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including the Company's ability to file the Form 25 with the Securities and Exchange Commission and NASDAQ on or about February 9, 2009, the Company's ability to sell and monetize or otherwise dispose of its non-cash assets in a timely manner or at all and the Company's ability to settle or otherwise resolve its liabilities and obligations, including contingent liabilities, with its creditors.

For a discussion of some additional factors that could cause actual results to differ, see the risks discussed under "Risk Factors" and the disclosures in the Company's Annual Report on Form 10-K for the fiscal year ended June 28, 2008 and subsequently filed reports. We wish to caution the reader that these forward-looking statements, including, without limitation, statements regarding the dissolution and liquidation of the Company pursuant to the terms of the Plan of Liquidation, the amount of any liquidating distributions and the timing of any liquidating distributions, the timing of the Company's filing of the Form 25 with the Securities and Exchange Commission and NASDAQ and the suspension of trading and delisting of the Company's shares from NASDAQ, and other statements contained in this press release regarding matters that are not

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historical facts, are only estimates or predictions. No assurance can be given that future results will be achieved.

Actual events or results may differ materially as a result of risks facing us or actual results differing from the assumptions underlying such statements. Any forward-looking statements contained in this press release represent our estimates only as of the date of this press release, or as of such earlier dates as are indicated herein, and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, unless required by applicable law, we specifically disclaim any obligation to do so, even if our estimates change.